Exhibit 21.1

BORGWARNER INC. (Parent)
Significant Subsidiaries
As of December 31, 2024

NAME OF SUBSIDIARY	JURISDICTION
AKASOL Inc.	Michigan
AS Catalizadorea Ambientales S de R.L. de C.V.	Mexico
Beijing Delphi Wan Yuan Engine Management Systems Co. Ltd.	China
BorgWarner (China) Investment Co., Ltd.	China
BorgWarner (Reman) Holdings, LLC	Delaware
BorgWarner (Thailand) Ltd.	Thailand
BorgWarner Aftermarket Europe GmbH	Germany
BorgWarner AKASOL GmbH	Germany
BorgWarner Alternators Inc.	Delaware
BorgWarner Arden LLC	Delaware
BorgWarner Arnstadt RE GmbH & Co. KG	Germany
BorgWarner Asia Inc.	Delaware
BorgWarner Automotive Asia Limited	Hong Kong
BorgWarner Automotive Components (Beijing) Co., Ltd.	China
BorgWarner Automotive Components (Jiangsu) Co., Ltd.	China
BorgWarner Automotive Components (Ningbo) Co., Ltd.	China
BorgWarner Automotive Components (Tianjin) Co., Ltd.	China
BorgWarner Automotive Components (Wuhan) Co. Ltd.	China
BorgWarner Battery Systems Technical Center GmbH	Germany
BorgWarner Brasil Ltda.	Brazil
BorgWarner Brasil Ltda., Piracicaba Branch	Brazil
BorgWarner Changnyeong LLC	Korea
BorgWarner Chungju LLC	Korea
BorgWarner Cooling Systems GmbH	Germany
BorgWarner Cooling Systems (India) Private Limited	India
BorgWarner Darmstadt RE GmbH & Co., KG	Germany
BorgWarner Dixon LLC	Delaware
BorgWarner Drivetrain de Mexico SA de CV	Mexico
BorgWarner Drivetrain Engineering GmbH	Germany
BorgWarner DTC LLC	Korea
BorgWarner Electric Motors, LLC	Delaware
BorgWarner Emissions Systems (Ningbo) Co., Ltd.	China
BorgWarner Emissions Systems Holding LLC	Delaware
BorgWarner Emissions Systems India Private Limited	India
BorgWarner Emissions Systems of Michigan Inc.	Delaware
BorgWarner Emissions Systems Portugal, Unipessoal Lda.	Portugal
BorgWarner Emissions Systems Spain, S.L.U.	Spain
BorgWarner Emissions Talegaon Private Limited	India

NAME OF SUBSIDIARY	JURISDICTION
BorgWarner eMobility Poland Sp. zo.o.	Poland
BorgWarner Engineering Kibo RE GmbH & Co. KG	Germany
BorgWarner Engineering Services Switzerland AG	Switzerland
BorgWarner ETTS Mexico S. de R.L. de C.V.	Mexico
BorgWarner Europe GmbH	Germany
BorgWarner France Holding S.A.S.	France
BorgWarner Gateshead Ltd.	United Kingdom
BorgWarner Germany Holding Services GmbH	Germany
BorgWarner Germany REH GmbH	Germany
BorgWarner Germany REM GmbH	Germany
BorgWarner Global Holding LLC	Delaware
BorgWarner Heidelberg I RE GmbH & Co. KG	Germany
BorgWarner Heidelberg II RE GmbH & Co. KG	Germany
BorgWarner Heidelberg REH GmbH	Germany
BorgWarner Holding Inc.	Delaware
BorgWarner Holding Kft.	Hungary
BorgWarner Holdings Ltd.	United Kingdom
BorgWarner Hungary Kft.	Hungary
BorgWarner India Holdings Inc.	Delaware
BorgWarner India Technical Center Private Limited	India
BorgWarner Investment Holding LLC	Delaware
BorgWarner IT Services Europe GmbH	Germany
BorgWarner IT Sevices S.R.L.	Romania
BorgWarner Italy Holding S.R.L	Italy
BorgWarner Ithaca LLC	Delaware
BorgWarner Kibo RE GmbH & Co. KG	Germany
BorgWarner Korea Holdings (PDS) B.V.	Netherlands
BorgWarner Korea Holdings LLC	Delaware
BorgWarner Korea LLC	Korea
BorgWarner Limited	United Kingdom
BorgWarner Ludwigsburg GmbH	Germany
BorgWarner Ludwigsburg RE GmbH & Co. KG	Germany
BorgWarner Luxembourg Automotive Systems S.a r.l.	Luxembourg
BorgWarner Markdorf Plant RE GmbH & Co. KG	Germany
BorgWarner Markdorf REH GmbH	Germany
BorgWarner Massachusetts Inc.	Delaware
BorgWarner Mexico Holdings LLC	Delaware
BorgWarner Mexico Holdings II LLC	Delaware
BorgWarner Mexico Propulsion Engineering Center S. de R.L. de C.V.	Mexico
BorgWarner Mobility Korea LLC	Korea
BorgWarner Morse Systems India Private Limited	India
BorgWarner Morse Systems Italy S.r.l.	Italy
BorgWarner Morse Systems Japan K.K.	Japan
BorgWarner Morse Systems Mexico, S.A. de C.V.	Mexico

NAME OF SUBSIDIARY	JURISDICTION
BorgWarner Muggendorf RE GmbH & Co. KG	Germany
BorgWarner Netherlands Holding (PDS) B.V.	Netherlands
BorgWarner New Energy (Xiangyang) Co., Ltd.	China
BorgWarner Noblesville LLC	Delaware
BorgWarner NW Inc.	Delaware
BorgWarner Ochang LLC	Korea
BorgWarner Oroszlany Kft.	Hungary
BorgWarner Orsenigo S.r.l.	Italy
BorgWarner PDS (Indiana) Inc.	Delaware
BorgWarner PDS (Livonia) Inc.	Delaware
BorgWarner PDS (Thailand) Limited	Thailand
BorgWarner PDS (USA) Inc.	Delaware
BorgWarner PDS Irapuato, S. de R.L. de C.V.	Mexico
BorgWarner PDS Technologies, L.L.C.	Delaware
BorgWarner Penzilgyi Kft.	Hungary
BorgWarner Poland Sp. zo.o.	Poland
BorgWarner PowerDrive Systems (Suzhou) Co., Ltd.	China
BorgWarner PowerDrive Systems (Tianjin) Co., Ltd.	China
BorgWarner Propulsion II LLC	Delaware
BorgWarner Pyongtaek LLC	Korea
BorgWarner Research & Development Co., Ltd.	China
BorgWarner Reynosa S de R.L. de C.V.	Mexico
BorgWarner Rzeszow Sp. zo.o	Poland
BorgWarner Saltillo S. de R.L. de C.V.	Mexico
BorgWarner Shenglong (Ningbo) Co., Ltd.	China
BorgWarner Singapore Holdings Pte. Ltd.	Singapore
BorgWarner SLP S. de R.L. de C.V.	Mexico
BorgWarner South Asia LLC	Delaware
BorgWarner Southborough Inc.	Delaware
BorgWarner Spain Holding, S.L.U.	Spain
BorgWarner Stuttgart GmbH	Germany
BorgWarner Sweden AB	Sweden
BorgWarner Systems Engineering GmbH	Germany
BorgWarner Systems Lugo S.r.l.	Italy
BorgWarner Thermal Systems Inc.	Delaware
BorgWarner Thermal Systems of Michigan Inc.	Delaware
BorgWarner TorqTransfer Systems (Beijing) Co., Ltd.	China
BorgWarner Transmission Products LLC	Delaware
BorgWarner Transmission Systems (Jiangsu) Co., Ltd.	China
BorgWarner Transmission Systems Arnstadt GmbH	Germany
BorgWarner Transmission Systems GmbH	Germany
BorgWarner Transmission Systems Korea LLC	Korea
BorgWarner Transmissions Systems Tulle S.A.S.	France
BorgWarner Trustees Limited	United Kingdom

NAME OF SUBSIDIARY	JURISDICTION
BorgWarner Turbo & Emissions Systems de Mexico S.A. de C.V.	Mexico
BorgWarner Turbo & Emissions Systems France S.A.S.	France
BorgWarner Turbo Systems GmbH	Germany
BorgWarner Turbo Systems LLC	Delaware
BorgWarner Turbo Systems of Michigan Inc.	Delaware
BorgWarner Turbo Systems Worldwide Headquarters GmbH	Germany
BorgWarner UK Financing Ltd.	United Kingdom
BorgWarner UK Holding and Services Ltd.	United Kingdom
BorgWarner United Transmission Systems Co., Ltd.	China
BorgWarner US Holding LLC	Delaware
BorgWarner US Investment Holding Inc.	Delaware
BorgWarner US Investment LLC	Delaware
BorgWarner US Technologies LLC	Delaware
BorgWarner USA Industries, LLC	Delaware
BorgWarner Viana, Lda.	Portugal
BuradaWarner LLC	Korea
BWA Receivables Corporation	Delaware
BWA Turbo Systems Holding LLC	Delaware
Cascadia Motion LLC	Delaware
Chitose Sangyo Co., Ltd.	Japan
Delphi Diesel Systems S.L.U.	Spain
Delphi Powertrain Systems Portugal S.A.	Portugal
Kuhlman LLC	Delaware
New PDS Corp.	Delaware
NSK - Warner (Shanghai) Co., Ltd.	China
NSK - Warner K.K.	Japan
NSK - Warner Mexico, S.A. de C.V.	Mexico
NSK - Warner U.S.A., Inc.	Michigan
Old Remco Holdings, LLC	Delaware
Old Remco International Holdings, LLC	Delaware
PT. NSK - Warner Indonesia	Indonesia
Rhombus Energy Solutions, Inc.	Delaware